==============================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                DECEMBER 19, 1997


                     AAMES CAPITAL CORPORATION ON BEHALF OF
                           AAMES MORTGAGE TRUST 1997-D
         ---------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

      CALIFORNIA                    333-21219                  95-4438859
----------------------------       -----------              ----------------
(State or other jurisdiction       (Commission              (I.R.S. employer
    of incorporation)              file number)            identification no.)



350 SOUTH GRAND AVENUE, 52ND FLOOR
        LOS ANGELES, CALIFORNIA                                 90071
----------------------------------------                     ----------
(Address of principal executive offices)                     (ZIP Code)

                                 (213) 210-5000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       NA
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


==============================================================================

Item 5.  Other Events

        Aames Capital Corporation (the "Sponsor") and an affiliate, Aames Capital Acceptance Corp., registered up to $2,800,000,000 principal amount of asset-backed certificates and asset-backed bonds under Rule 415 of the Securities Act of 1933, as amended (the "Act"), pursuant to a Registration Statement on Form S-3, including a prospectus (Registration Statement File No. 333-21219) (the "Registration Statement"). Pursuant to the Registration Statement, the Sponsor filed a Prospectus Supplement dated December 16, 1997, and a Prospectus, dated December 16, 1997 (collectively, the "Prospectus"), relating to $600,000,000 aggregate principal amount of Mortgage Pass-Through Certificates, Series 1997-D (the "Certificates"), issued by Aames Mortgage Trust 1997-D ("Trust") on December 19, 1997 (the "Closing Date"). The Certificates consist of the Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class A-5F, Class A-6F, Class M-IF, Class M-2F, Class B-IF, Class A-IA and Class A-2A Certificates (together, the "Offered Certificates"), Class R Certificates and Class C Certificates. Only the Offered Certificates were offered by the Prospectus.

        The Certificates represent the entire undivided interest in the Trust created pursuant to the Pooling and Servicing Agreement dated as of December 1, 1997 (the "Pooling and Servicing Agreement") between the Sponsor, in the capacity of Seller and Servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee"). On the Closing Date, the corpus of the Trust consisted primarily of (i) a pool (the "Mortgage Pool") of home equity mortgage loans (together, the "Initial Mortgage Loans"), (ii) amounts on deposit in a prefunding account (the "Prefunding Account") and a capitalized interest account held by the Trustee. On the Closing Date, cash in the amount of $40,010,652.92 (the "Prefunding Account Deposit") was deposited in the Prefunding Account in the name of the Trustee. The Prefunding Account Deposit was intended to be used for the purchase of additional home equity mortgage loans satisfying the criteria specified in the Pooling and Servicing Agreement (the "Subsequent Mortgage Loans") on or before January 14, 1998. Approximately $6,381,680.00 of the Prefunding Account Deposit was allocated for the purchase of Subsequent Mortgage Loans bearing fixed rates of interest to be included in the Fixed Rate Group, and approximately $33,628,972.92 of the Prefunding Account Deposit was allocated for the purchase of Subsequent Mortgage Loans bearing adjustable rates of interest to be included in the Adjustable Rate Group.

        On December 19, 1997, the Trustee, on behalf of the Trust, and the Sponsor entered into a Subsequent Transfer Agreement, dated as of such date (the "Subsequent Transfer Agreement"). Pursuant to the Subsequent Transfer Agreement, the Trust purchased $6,381,680.00 aggregate principal balance of Subsequent Mortgage Loans to be included in the Fixed Rate Group for a purchase price equal to such balance and $33,628,972.92 aggregate principal balance of Subsequent Mortgage Loans to be included in the Adjustable Rate Group for a purchase price equal to such balance.

        The description of the Mortgage Pool in the Prospectus contained information only with respect to the Initial Mortgage Loans as of the date of the Prospectus. This Current Report on Form 8-K is being filed to update the description of the Mortgage Pool contained in the Prospectus and to file copies of certain final agreements executed in connection with the issuance of the Certificates. Annex A which follows contains a description of the final Mortgage Pool.

        Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) under file number 333-21219.

                                    ANNEX A:

                        DESCRIPTION OF THE MORTGAGE POOL

        The following is a brief description of certain terms of the Mortgage Loans, including the Subsequent Mortgage Loans. Information contained herein is presented with respect to the Initial Mortgage Loans as of the Cut-off Date (as defined in the Pooling and Servicing Agreement) and with respect to the Subsequent Mortgage Loans as of December 1, 1997 ("the Subsequent Cut-off Date"). The description of the Mortgage Pool below does not reflect any payments with respect to the Mortgage Loans after the Cut-off Date or the Subsequent Cut-off Date. The Mortgage Pool consists of 7,761 Mortgage Loans and has an aggregate principal balance of $605,141,869.75.

FIXED RATED GROUP

        The Aggregate Principal Balance of the Mortgage Loans in the Fixed Rate Group was $220,218,698.80. Approximately 88.03%, 7.38%, 3.69% and 0.90% of the
Mortgaged Properties (by Cut-off Date or Subsequent Cut-off Date Principal Balance, as applicable), were single family residences, two- to four-family residences, units in condominium developments, townhouses or modular homes, and other, respectively, and no more than 0.50% of the Mortgage Loans in the Fixed Rate Group by applicable Cut-off Date Principal Balance) were secured by Mortgaged Properties located in any single postal ZIP code.

        The original Combined Loan-to-Value Ratio of any Mortgage Loan in the Fixed Rate Group did not exceed 91.07% and the original weighted average Combined Loan-to-Value Ratio of all Mortgage Loans in the Fixed Rate Group was approximately 70.62%. The maximum and average loan sizes of the Mortgage Loans in the Fixed Rate Group were $439,792.54 and approximately $58,151.23, respectively. The average appraised value of the Mortgaged Properties securing Mortgage Loans in the Fixed Rate Group at origination of the related Mortgage Loans was approximately $108,735.93.

        The interest rates borne by the Mortgage Loans (each, a "Mortgage Interest Rate") in the Fixed Rate Group ranged from 7.00% per annum to 17.93% per annum. The weighted average Mortgage Interest Rate of the Mortgage Loans in the Fixed Rate Group was approximately 10.626% per annum.

        The weighted average remaining term to stated maturity of the Mortgage Loans in the Fixed Rate Group was approximately 296 months. The weighted average original term to maturity of the Mortgage Loans in the Fixed Rate Group was approximately 297 months. The weighted average seasoning of the Mortgage Loans in the Fixed Rate Group was approximately one month.

        Based on the Aggregate Principal Balance of the Mortgage Loans in the Fixed Rate Group, 95.87% of the Mortgage Loans provide for the payment of principal and interest on a level basis to fully amortize such Mortgage Loans over their respective stated terms. The remaining 4.13% of the Mortgage Loans in the Fixed Rate Group are Balloon Loans which will provide for regular monthly payments of principal and interest computed on the basis of an amortization term of 360 months that is longer than the related term to stated maturity, with a "balloon payment" due at stated maturity that will be significantly larger than the monthly payments. The Mortgage Loans in the Fixed Rate Group have original terms to maturity of up to 30 years.

ADJUSTABLE RATE GROUP

        The Aggregate Principal Balance of the Mortgage Loans in the Adjustable Rate Group was $384,923,170.95. Approximately 85.48%, 5.80%, 8.52% and 0.20% of
the Mortgaged Properties (by Cut-off Date or Subsequent Cut-off Date Principal Balance) were single family residences, two- to four-family residences, units in condominium developments, townhouses or modular homes, and other, respectively, and no more than 0.50% of the Mortgage Loans in the Adjustable Rate Group (by applicable Cut-off Date Principal Balance) were secured by Mortgaged Properties located in any single postal ZIP code.

        The original Combined Loan-to-Value Ratio of any Mortgage Loan in the Adjustable Rate Group did not exceed 93.41% and the original weighted average Combined Loan-to-Value Ratio of all Mortgage Loans in the Adjustable Rate Group was approximately 76.69%. The maximum and average loan size of the Mortgage Loans in the Adjustable Rate Group were $500,000.00 and $96,860.39, respectively. The average appraised value of the Mortgaged Properties was $129,676.25.

        The Mortgage Loans in the Adjustable Rate Group bear interest rates that, after a period of approximately six months, one year, two years, three years or five years after the related date of origination, adjust based on six-month LIBOR. The Mortgage Loans in the Adjustable Rate Group have semi-annual interest rate and payment adjustment frequencies after the first interest rate adjustment date. The weighted average Mortgage Interest Rate of the Mortgage Loans in the Adjustable Rate Group was approximately 9.848% per annum. The Mortgage Loans in the Adjustable Rate Group had a weighted average gross margin of approximately 5.969%. The gross margin for the Mortgage Loans in the Adjustable Rate Group ranged from 1.625% to 10.875%. For each Mortgage Loan in the Adjustable Rate Group that has an initial rate adjustment date that is
(i) not more than six months from the date of origination, the related Mortgage Note provides for a rate cap of 1.00% to 2.00% every six months; and (ii) six months, one year, two years, three years or five years from the date of origination, the related Mortgage Note provides for a rate cap as to its first Adjustment Date of from 1.00% to 7.00% and a rate cap as to each subsequent Adjustment Date of from 0.50% to 3.0%. The maximum rates at which interest may accrue on the Mortgage Loans in the Adjustable Rate Group (the "Maximum Rates") ranged from 11.930% per annum to 23.375% per annum. The Mortgage Loans in the Adjustable Rate Group have a weighted average Maximum Rate of approximately 16.536% per annum. The minimum rates at which interest may accrue on the Mortgage Loans in the Adjustable Rate Group (the "Minimum Rates") ranged from 4.930% per annum to 15.740% per annum. The weighted average Minimum Rate was approximately 9.958% per annum.

        Mortgage Loans in the Adjustable Rate Group have original terms to maturity of up to 30 years. The weighted average remaining term to stated maturity of the Mortgage Loans in the Adjustable Rate Group was approximately 356 months. The weighted average original term to maturity of the Mortgage Loans in the Adjustable Rate Group was approximately 357 months. The weighted average seasoning of the Mortgage Loans in the Adjustable Rate Group was less than one month.

        None of the Mortgage Loans in the Adjustable Rate Group are Balloon
Loans.

                                FIXED RATE GROUP

                           TYPE OF MORTGAGED PROPERTY

                                                       AGGREGATE UNPAID       PERCENTAGE OF
                                      NUMBER OF          PRINCIPAL              AGGREGATE
PROPERTY TYPE                       MORTGAGE LOANS        BALANCE           PRINCIPAL BALANCE
Single Family Residence                 3,375        $ 193,862,403.44           88.03%
Condominium Unit                          120            8,134,871.21            3.69
Two- to Four- Family Residence            246           16,247,646.10            7.38
Other                                      46            1,973,778.05            0.90
TOTAL                                   3,787        $ 220,218,698.80          100.00%


                                FIXED RATE GROUP

                                OCCUPANCY STATUS

                                                       AGGREGATE UNPAID       PERCENTAGE OF
                                      NUMBER OF          PRINCIPAL              AGGREGATE
OCCUPANCY STATUS                    MORTGAGE LOANS        BALANCE           PRINCIPAL BALANCE
Owner Occupied/Primary Residence        3,603        $ 211,177,611.55           95.89%
Non-Owner Occupied/Investment Property    184            9,041,087.25            4.11
TOTAL                                   3,787        $ 220,218,698.80          100.00%


                                FIXED RATE GROUP

                                PRIORITY OF LIEN

                                                       AGGREGATE UNPAID      PERCENTAGE OF
                                      NUMBER OF          PRINCIPAL             AGGREGATE
LIEN PRIORITY                       MORTGAGE LOANS        BALANCE          PRINCIPAL BALANCE
First Lien                              3,128        $ 200,333,222.64           90.97%
Second Lien                               645           19,559,706.79            8.88
Third Lien                                 14              325,769.37            0.15
TOTAL                                   3,787        $ 220,218,698.80          100.00%


                                FIXED RATE GROUP

                       TYPE OF LOAN BY AMORTIZATION METHOD

                                                       AGGREGATE UNPAID      PERCENTAGE OF
                                      NUMBER OF          PRINCIPAL             AGGREGATE
AMORTIZATION METHOD                 MORTGAGE LOANS        BALANCE          PRINCIPAL BALANCE
Fully Amortizing                        3,654        $ 211,128,815.01           95.87%
Partially Amortizing/Balloon              133            9,089,883.79            4.13
TOTAL                                   3,787        $ 220,218,698.80          100.00%

                                FIXED RATE GROUP

                          COMBINED LOAN-TO-VALUE RATIOS

                                                            AGGREGATE UNPAID         PERCENTAGE OF
RANGE OF COMBINED                        NUMBER OF              PRINCIPAL              AGGREGATE
LOAN-TO-VALUE RATIOS                   MORTGAGE LOANS            BALANCE           PRINCIPAL BALANCE
 5.001- 10.000                                11            $    174,926.44               0.08%
10.001- 15.000                                28                 663,373.92               0.30
15.001- 20.000                                43               1,025,990.21               0.47
20.001- 25.000                                63               1,742,360.54               0.79
25.001- 30.000                                76               2,352,688.65               1.07
30.001- 35.000                                69               2,433,607.01               1.11
35.001- 40.000                               104               3,935,518.87               1.79
40.001- 45.000                               115               4,731,888.98               2.15
45.001- 50.000                               174               7,926,146.85               3.60
50.001- 55.000                               171               7,689,493.50               3.49
55.001- 60.000                               268              12,595,372.39               5.72
60.001- 65.000                               444              21,759,838.57               9.88
65.001- 70.000                               470              24,679,595.15              11.21
70.001- 75.000                               650              37,350,587.27              16.96
75.001- 80.000                               543              40,720,250.95              18.49
80.001- 85.000                               216              17,644,617.30               8.01
85.001- 90.000                               340              32,587,895.44              14.80
90.001- 95.000                                 2                 204,546.76               0.09
TOTAL                                      3,787            $220,218,698.80             100.00%


                                FIXED RATE GROUP

                           ORIGINAL TERM TO MATURITY

RANGE OF                                                   AGGREGATE UNPAID         PERCENTAGE OF
ORIGINAL TERMS TO                       NUMBER OF              PRINCIPAL              AGGREGATE
MATURITY (MONTHS)                     MORTGAGE LOANS            BALANCE           PRINCIPAL BALANCE
 60                                           47            $    912,121.02               0.41%
 61- 72                                        4                 148,117.33               0.07
 73- 84                                       16                 387,355.42               0.18
 85- 96                                        5                  69,828.12               0.03
109-120                                      197               5,125,232.64               2.33
121-132                                        3                  81,486.54               0.04
133-144                                        8                 274,635.36               0.12
145-156                                        1                  14,800.00               0.01
169-180                                    1,464              62,320,326.87              28.30
181-192                                       24               1,439,315.11               0.65
229-240                                       70               4,302,803.24               1.95
289-300                                        9                 466,646.36               0.21
313-324                                        1                  83,343.34               0.04
349-360                                    1,938             144,592,687.45              65.66
TOTAL                                      3,787            $220,218,698.80             100.00%

                                FIXED RATE GROUP

                            ORIGINAL TERM TO MATURITY
                                    (BALLOON)

RANGE OF                                                   AGGREGATE UNPAID         PERCENTAGE OF
ORIGINAL TERMS TO                       NUMBER OF              PRINCIPAL              AGGREGATE
MATURITY (MONTHS)                     MORTGAGE LOANS            BALANCE           PRINCIPAL BALANCE
180                                         1              $   23,867.33                   0.26%
193-204                                     1                  25,665.78                   0.28
229-240                                     2                  56,873.36                   0.63
325-336                                     1                  20,919.81                   0.23
349-360                                   128               8,962,557.51                  98.60
TOTAL                                     133              $9,089,883.79                 100.00%


                                FIXED RATE GROUP

                           REMAINING TERM TO MATURITY

RANGE OF                                                   AGGREGATE UNPAID         PERCENTAGE OF
REMAINING TERMS TO                      NUMBER OF              PRINCIPAL              AGGREGATE
MATURITY (MONTHS)                     MORTGAGE LOANS            BALANCE           PRINCIPAL BALANCE
  1- 12                                       4            $    114,310.65                   0.05%
 13- 24                                       4                  39,018.07                   0.02
 25- 36                                       8                 118,778.82                   0.05
 37- 48                                       6                 161,931.87                   0.07
 49- 60                                      51                 937,703.86                   0.43
 61- 72                                       7                 136,647.59                   0.06
 73- 84                                      18                 376,498.00                   0.17
 85- 96                                       4                  49,790.01                   0.02
 97-108                                       4                  84,289.10                   0.04
109-120                                     188               5,255,957.22                   2.39
121-132                                      15                 434,281.67                   0.20
133-144                                      12                 416,938.20                   0.19
145-156                                       5                 112,780.61                   0.05
157-168                                      10                 511,908.97                   0.23
169-180                                   1,424              61,447,483.77                  27.90
181-192                                      10                 649,765.51                   0.30
229-240                                      69               4,227,937.73                   1.92
289-300                                       9                 466,646.36                   0.21
313-324                                       1                  83,343.34                   0.04
337-348                                       3                 132,847.41                   0.06
349-360                                   1,935             144,459,840.04                  65.60
TOTAL                                     3,787            $220,218,698.80                 100.00%

                                FIXED RATE GROUP

                             MORTGAGE INTEREST RATES

                                                            AGGREGATE UNPAID         PERCENTAGE OF
RANGE OF MORTGAGE                       NUMBER OF              PRINCIPAL              AGGREGATE
INTEREST RATES                        MORTGAGE LOANS            BALANCE           PRINCIPAL BALANCE
 6.501- 7.000                                 1            $     80,000.00                   0.04%
 7.001- 7.500                                 4                 411,548.13                   0.19
 7.501- 8.000                                27               2,534,872.45                   1.15
 8.001- 8.500                               132              10,854,654.57                   4.93
 8.501- 9.000                               179              16,785,923.99                   7.62
 9.001- 9.500                               359              23,919,192.26                  10.86
 9.501-10.000                               403              33,950,359.09                  15.42
10.001-10.500                               501              27,669,995.78                  12.56
10.501-11.000                               588              33,770,390.03                  15.33
11.001-11.500                               376              18,648,529.42                   8.47
11.501-12.000                               329              15,299,647.61                   6.95
12.001-12.500                               289              12,976,383.64                   5.89
12.501-13.000                               221               9,205,597.84                   4.18
13.001-13.500                               142               5,331,200.80                   2.42
13.501-14.000                               106               3,861,654.25                   1.75
14.001-14.500                                45               1,630,555.40                   0.74
14.501-15.000                                41               1,683,468.18                   0.76
15.001-15.500                                29               1,050,896.38                   0.48
15.501-16.000                                 9                 344,076.96                   0.16
16.001-16.500                                 4                 137,006.67                   0.06
16.501-17.000                                 1                  51,345.35                   0.02
17.501-18.000                                 1                  21,400.00                   0.01
TOTAL                                     3,787            $220,218,698.80                 100.00%

                                FIXED RATE GROUP

                                PRINCIPAL BALANCE

                                                           AGGREGATE UNPAID         PERCENTAGE OF
                    RANGE OF            NUMBER OF              PRINCIPAL              AGGREGATE
               PRINCIPAL BALANCE      MORTGAGE LOANS            BALANCE           PRINCIPAL BALANCE
0.01- 5,000.00                                2                 $ 7,148.46                   0.00%
5,000.01- 10,000.00                          51                 463,646.96                   0.21
10,000.01- 15,000.00                        184               2,392,458.27                   1.09
15,000.01- 20,000.00                        264               4,764,969.81                   2.16
20,000.01- 25,000.00                        297               6,806,824.85                   3.09
25,000.01- 30,000.00                        342               9,549,623.97                   4.34
30,000.01- 35,000.00                        288               9,466,274.80                   4.30
35,000.01- 40,000.00                        275              10,395,000.70                   4.72
40,000.01- 45,000.00                        204               8,724,445.79                   3.96
45,000.01- 50,000.00                        212              10,181,804.94                   4.62
50,000.01- 55,000.00                        170               8,973,565.20                   4.07
55,000.01- 60,000.00                        173              10,014,462.65                   4.55
60,000.01- 65,000.00                        162              10,203,524.00                   4.63
65,000.01- 70,000.00                        144               9,777,041.70                   4.44
70,000.01- 75,000.00                        120               8,727,431.41                   3.96
75,000.01- 80,000.00                         99               7,710,923.08                   3.50
80,000.01- 85,000.00                         85               7,019,126.53                   3.19
85,000.01- 90,000.00                         83               7,298,623.50                   3.31
90,000.01- 95,000.00                         62               5,750,267.29                   2.61
95,000.01-100,000.00                         73               7,175,202.33                   3.26
100,000.01-105,000.00                        47               4,859,897.75                   2.21
105,000.01-110,000.00                        47               5,058,205.39                   2.30
110,000.01-115,000.00                        48               5,393,084.97                   2.45
115,000.01-120,000.00                        37               4,377,237.78                   1.99
120,000.01-125,000.00                        27               3,322,753.87                   1.51
125,000.01-130,000.00                        28               3,584,586.93                   1.63
130,000.01-135,000.00                        27               3,584,601.19                   1.63
135,000.01-140,000.00                        27               3,722,240.42                   1.69
140,000.01-145,000.00                        24               3,435,285.06                   1.56
145,000.01-150,000.00                        19               2,804,518.84                   1.27
150,000.01-200,000.00                        89              15,217,486.95                   6.91
200,000.01-250,000.00                        41               9,077,636.52                   4.12
250,000.01-300,000.00                        26               6,958,254.65                   3.16
300,000.01-350,000.00                         8               2,602,499.70                   1.18
350,000.01-400,000.00                         1                 378,250.00                   0.17
400,000.01-450,000.00                         1                 439,792.54                   0.20
TOTAL                                     3,787           $ 220,218,698.80                 100.00%

                                FIXED RATE GROUP

                       ORIGINATORS OF THE MORTGAGE LOANS

                                                           AGGREGATE UNPAID         PERCENTAGE OF
                                        NUMBER OF              PRINCIPAL              AGGREGATE
ORIGINATOR                            MORTGAGE LOANS            BALANCE           PRINCIPAL BALANCE
Affiliated:
    Retail                                2,492           $ 129,211,590.89                  58.67%
    Broker Network                          759              47,501,643.53                  21.57
Unaffiliated                                536              43,505,464.38                  19.76
TOTAL                                     3,787           $ 220,218,698.80                 100.00%

                                FIXED RATE GROUP

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                       AGGREGATE UNPAID         PERCENTAGE OF
                                    NUMBER OF              PRINCIPAL              AGGREGATE
STATE                             MORTGAGE LOANS            BALANCE           PRINCIPAL BALANCE
California                              665            $ 46,633,340.83                  21.18%
Florida                                 352              22,112,664.24                  10.04
New York                                170              12,958,243.72                   5.88
Ohio                                    215              10,216,183.07                   4.64
Washington                              155               9,833,679.36                   4.47
Pennsylvania                            240               8,916,554.95                   4.05
Michigan                                204               8,217,825.18                   3.73
Illinois                                164               7,727,326.73                   3.51
Arizona                                 123               7,410,206.92                   3.36
Colorado                                107               7,096,190.88                   3.22
Oregon                                   95               6,680,626.49                   3.03
New Jersey                               98               6,407,335.89                   2.91
Tennessee                                83               5,483,295.88                   2.49
Utah                                     80               5,320,578.73                   2.42
Maryland                                109               5,217,427.52                   2.37
Indiana                                 115               4,881,833.20                   2.22
Missouri                                137               4,771,471.37                   2.17
Hawaii                                   28               4,648,138.35                   2.11
Texas                                    79               4,336,228.69                   1.97
Georgia                                  76               4,138,289.29                   1.88
Virginia                                 64               3,817,138.59                   1.73
Minnesota                                42               3,076,034.21                   1.40
Nevada                                   39               2,634,636.90                   1.20
South Carolina                           62               2,630,191.53                   1.19
North Carolina                           47               2,553,275.33                   1.16
Louisiana                                60               2,395,176.63                   1.09
Connecticut                              20               1,563,393.61                   0.71
District of Columbia                     21               1,479,201.10                   0.67
Wisconsin                                32               1,425,522.06                   0.65
Kansas                                   19                 752,595.01                   0.34
Oklahoma                                 16                 701,028.58                   0.32
Massachusetts                            11                 669,204.38                   0.30
Kentucky                                 15                 619,354.38                   0.28
Idaho                                     7                 565,397.86                   0.26
Mississippi                               5                 470,222.43                   0.21
New Hampshire                             3                 350,328.76                   0.16
New Mexico                                4                 275,111.15                   0.12
West Virginia                             5                 212,399.82                   0.10
Rhode Island                              3                 209,247.28                   0.10
Arkansas                                  6                 206,332.68                   0.09
Nebraska                                  3                 155,300.00                   0.07
Maine                                     1                 140,000.00                   0.06
Alaska                                    2                 121,915.22                   0.06
Delaware                                  3                  96,000.00                   0.04
Iowa                                      2                  92,250.00                   0.04
TOTAL                                 3,787           $ 220,218,698.80                 100.00%

                              ADJUSTABLE RATE GROUP

                           TYPE OF MORTGAGED PROPERTY

                                                                AGGREGATE UNPAID        PERCENTAGE OF
                                              NUMBER OF             PRINCIPAL             AGGREGATE
PROPERTY TYPE                               MORTGAGE LOANS           BALANCE          PRINCIPAL BALANCE
Single Family Residence                         3,369           $ 329,029,507.76            85.48%
Condominium Unit                                  353              32,782,719.07             8.52
Two- to Four- Family Residence                    244              22,337,435.07             5.80
Other                                               8                 773,509.05             0.20
TOTAL                                           3,974           $ 384,923,170.95           100.00%


                             ADJUSTABLE RATE GROUP

                                OCCUPANCY STATUS

                                                                AGGREGATE UNPAID        PERCENTAGE OF
                                              NUMBER OF             PRINCIPAL             AGGREGATE
OCCUPANCY STATUS                            MORTGAGE LOANS           BALANCE          PRINCIPAL BALANCE
Owner Occupied/Primary Residence                3,762           $ 371,621,893.50             96.54%
Non-Owner Occupied/Investment Property            212              13,301,277.45              3.46
TOTAL                                           3,974           $ 384,923,170.95            100.00%


                             ADJUSTABLE RATE GROUP

                              AMORTIZATION METHOD

                                                                AGGREGATE UNPAID        PERCENTAGE OF
                                              NUMBER OF             PRINCIPAL             AGGREGATE
AMORTIZATION METHOD                         MORTGAGE LOANS           BALANCE          PRINCIPAL BALANCE
Fully Amortizing                                3,974           $ 384,923,170.95           100.00%
TOTAL                                           3,974           $ 384,923,170.95           100.00%

                              ADJUSTABLE RATE GROUP

                          COMBINED LOAN-TO-VALUE RATIOS

                                                       AGGREGATE UNPAID        PERCENTAGE OF
RANGE OF COMBINED                    NUMBER OF             PRINCIPAL             AGGREGATE
LOAN-TO-VALUE RATIOS               MORTGAGE LOANS           BALANCE          PRINCIPAL BALANCE
15.001- 20.000                              2              $ 67,500.00                  0.02%
20.001- 25.000                              5               199,089.60                  0.05
25.001- 30.000                             19             1,055,547.24                  0.27
30.001- 35.000                             10               609,161.44                  0.16
35.001- 40.000                             21             1,116,228.44                  0.29
40.001- 45.000                             36             2,335,635.86                  0.61
45.001- 50.000                             58             4,524,571.44                  1.18
50.001- 55.000                             75             5,981,059.53                  1.55
55.001- 60.000                            141            10,904,971.63                  2.83
60.001- 65.000                            477            37,521,389.04                  9.75
65.001- 70.000                            461            35,662,714.85                  9.26
70.001- 75.000                            660            59,485,375.04                 15.45
75.001- 80.000                          1,089           115,447,303.67                 29.99
80.001- 85.000                            329            37,094,018.29                  9.64
85.001- 90.000                            587            72,120,087.96                 18.74
90.001- 95.000                              4               798,516.92                  0.21
TOTAL                                   3,974         $ 384,923,170.95                100.00%


                             ADJUSTABLE RATE GROUP

                           ORIGINAL TERM TO MATURITY

                                                       AGGREGATE UNPAID        PERCENTAGE OF
ORIGINAL TERMS TO                    NUMBER OF             PRINCIPAL             AGGREGATE
MATURITY (MONTHS)                  MORTGAGE LOANS           BALANCE          PRINCIPAL BALANCE
180                                       102           $ 6,489,096.52                  1.69%
349-360                                 3,872           378,434,074.43                 98.31
TOTAL                                   3,974         $ 384,923,170.95                100.00%


                             ADJUSTABLE RATE GROUP

                           REMAINING TERM TO MATURITY

RANGE OF                                               AGGREGATE UNPAID        PERCENTAGE OF
REMAINING TERMS TO                   NUMBER OF             PRINCIPAL             AGGREGATE
MATURITY (MONTHS)                  MORTGAGE LOANS           BALANCE          PRINCIPAL BALANCE
169-180                                   102           $ 6,489,096.52                  1.69%
325-336                                     1               174,494.95                  0.05
337-348                                    12               679,466.25                  0.18
349-360                                 3,859           377,580,113.23                 98.09
TOTAL                                   3,974         $ 384,923,170.95                100.00%

                              ADJUSTABLE RATE GROUP

                             MORTGAGE INTEREST RATES

                                                   AGGREGATE UNPAID        PERCENTAGE OF
RANGE OF MORTGAGE                NUMBER OF             PRINCIPAL             AGGREGATE
INTEREST RATES                 MORTGAGE LOANS           BALANCE          PRINCIPAL BALANCE
4.501- 5.000                        1              $ 91,559.53                  0.02%
5.001- 5.500                        2               125,409.62                  0.03
5.501- 6.000                        1                31,467.97                  0.01
6.001- 6.500                        5               617,453.12                  0.16
6.501- 7.000                       22             3,015,719.35                  0.78
7.001- 7.500                       48             6,051,540.50                  1.57
7.501- 8.000                      155            19,368,742.05                  5.03
8.001- 8.500                      234            29,625,305.42                  7.70
8.501- 9.000                      513            60,702,187.67                 15.77
9.001- 9.500                      464            49,510,983.53                 12.86
9.501-10.000                      672            68,527,292.28                 17.80
10.001-10.500                     530            49,015,173.24                 12.73
10.501-11.000                     449            36,061,434.43                  9.37
11.001-11.500                     248            19,037,417.18                  4.95
11.501-12.000                     197            14,066,179.79                  3.65
12.001-12.500                     113             6,648,676.91                  1.73
12.501-13.000                     114             7,938,584.99                  2.06
13.001-13.500                      94             7,027,159.62                  1.83
13.501-14.000                      55             3,464,954.74                  0.90
14.001-14.500                      34             2,383,046.17                  0.62
14.501-15.000                      16             1,282,438.48                  0.33
15.001-15.500                       6               314,194.36                  0.08
15.501-16.000                       1                16,250.00                  0.00
TOTAL                           3,974         $ 384,923,170.95                100.00%

                              ADJUSTABLE RATE GROUP

                                PRINCIPAL BALANCE

                                                         AGGREGATE UNPAID        PERCENTAGE OF
RANGE OF                               NUMBER OF             PRINCIPAL             AGGREGATE
PRINCIPAL BALANCES                   MORTGAGE LOANS           BALANCE          PRINCIPAL BALANCE
10,000.01- 15,000.00                         3              $ 41,044.86                  0.01%
15,000.01- 20,000.00                        34               636,878.09                  0.17
20,000.01- 25,000.00                        96             2,208,423.19                  0.57
25,000.01- 30,000.00                       135             3,771,069.06                  0.98
30,000.01- 35,000.00                       166             5,468,339.02                  1.42
35,000.01- 40,000.00                       178             6,736,671.69                  1.75
40,000.01- 45,000.00                       180             7,708,077.72                  2.00
45,000.01- 50,000.00                       170             8,123,777.43                  2.11
50,000.01- 55,000.00                       189             9,930,265.96                  2.58
55,000.01- 60,000.00                       190            10,980,377.77                  2.85
60,000.01- 65,000.00                       166            10,448,298.32                  2.71
65,000.01- 70,000.00                       174            11,782,611.10                  3.06
70,000.01- 75,000.00                       162            11,804,144.07                  3.07
75,000.01- 80,000.00                       169            13,113,345.21                  3.41
80,000.01- 85,000.00                       158            13,055,071.94                  3.39
85,000.01- 90,000.00                       130            11,400,576.55                  2.96
90,000.01- 95,000.00                       142            13,157,462.65                  3.42
95,000.01-100,000.00                       120            11,759,399.69                  3.05
100,000.01-105,000.00                      110            11,275,003.98                  2.93
105,000.01-110,000.00                       96            10,313,958.75                  2.68
110,000.01-115,000.00                      102            11,477,439.43                  2.98
115,000.01-120,000.00                      107            12,607,312.72                  3.28
120,000.01-125,000.00                       86            10,574,037.46                  2.75
125,000.01-130,000.00                       67             8,539,226.63                  2.22
130,000.01-135,000.00                       64             8,504,204.25                  2.21
135,000.01-140,000.00                       64             8,822,972.51                  2.29
140,000.01-145,000.00                       49             7,002,982.58                  1.82
145,000.01-150,000.00                       59             8,737,499.28                  2.27
150,000.01-200,000.00                      289            49,749,921.31                 12.92
200,000.01-250,000.00                      154            34,427,171.26                  8.94
250,000.01-300,000.00                       89            24,354,474.04                  6.33
300,000.01-350,000.00                       57            18,513,343.81                  4.81
350,000.01-400,000.00                       10             3,749,206.24                  0.97
400,000.01-450,000.00                        3             1,255,684.35                  0.33
450,000.01-500,000.00                        6             2,892,898.03                  0.75
TOTAL                                    3,974         $ 384,923,170.95                100.00%

                              ADJUSTABLE RATE GROUP

                                  GROSS MARGINS

                                                            AGGREGATE UNPAID        PERCENTAGE OF
RANGE OF                                  NUMBER OF             PRINCIPAL             AGGREGATE
GROSS MARGINS                           MORTGAGE LOANS           BALANCE          PRINCIPAL BALANCE
1.501- 2.000                                    1              $ 90,846.81              0.02%
3.001- 3.500                                    3               308,894.98              0.08
3.501- 4.000                                    9             1,239,857.75              0.32
4.001- 4.500                                   14             2,471,467.56              0.64
4.501- 5.000                                  985           101,556,721.38             26.38
5.001- 5.500                                  756            75,414,268.25             19.59
5.501- 6.000                                  752            68,873,184.20             17.89
6.001- 6.500                                  285            34,538,846.66              8.97
6.501- 7.000                                  650            53,598,866.64             13.92
7.001- 7.500                                  173            17,618,090.42              4.58
7.501- 8.000                                  135            11,447,817.67              2.97
8.001- 8.500                                   67             5,045,520.56              1.31
8.501- 9.000                                   46             4,177,333.27              1.09
9.001- 9.500                                   40             3,535,520.32              0.92
9.501-10.000                                   45             3,820,419.47              0.99
10.001-10.500                                  11             1,090,111.21              0.28
10.501-11.000                                   2                95,403.80              0.02
TOTAL                                       3,974         $ 384,923,170.95            100.00%


                             ADJUSTABLE RATE GROUP

                        MAXIMUM MORTGAGE INTEREST RATES

                                                            AGGREGATE UNPAID        PERCENTAGE OF
RANGE OF MAXIMUM                          NUMBER OF             PRINCIPAL             AGGREGATE
MORTGAGE RATES                          MORTGAGE LOANS           BALANCE          PRINCIPAL BALANCE
11.501-12.000                                   1              $ 91,559.53              0.02%
12.001-12.500                                   6               556,704.60              0.14
12.501-13.000                                   9             1,380,169.92              0.36
13.001-13.500                                  14             2,577,273.42              0.67
13.501-14.000                                  39             4,559,280.51              1.18
14.001-14.500                                  93            11,235,772.21              2.92
14.501-15.000                                 250            33,838,945.83              8.79
15.001-15.500                                 318            40,451,533.94             10.51
15.501-16.000                                 584            67,425,038.32             17.52
16.001-16.500                                 452            45,246,506.58             11.75
16.501-17.000                                 569            53,611,888.25             13.93
17.001-17.500                                 465            39,483,668.55             10.26
17.501-18.000                                 425            32,461,532.48              8.43
18.001-18.500                                 212            15,869,777.15              4.12
18.501-19.000                                 182            13,115,847.67              3.41
19.001-19.500                                 111             6,840,519.50              1.78
19.501-20.000                                  92             6,181,527.82              1.61
20.001-20.500                                  78             6,006,776.83              1.56
20.501-21.000                                  37             2,158,758.62              0.56
21.001-21.500                                  22             1,049,911.27              0.27
21.501-22.000                                  12               641,010.74              0.17
22.001-22.500                                   2                91,167.21              0.02
23.001-23.500                                   1                48,000.00              0.01
TOTAL                                       3,974         $ 384,923,170.95            100.00%

                              ADJUSTABLE RATE GROUP

                             MINIMUM MORTGAGE RATES

                                                       AGGREGATE UNPAID        PERCENTAGE OF
RANGE OF MINIMUM                     NUMBER OF             PRINCIPAL             AGGREGATE
MORTGAGE RATES                     MORTGAGE LOANS           BALANCE          PRINCIPAL BALANCE
 4.501- 5.000                             1             $     91,559.53                  0.02%
 5.001- 5.500                             3                  461,198.84                  0.12
 5.501- 6.000                             1                   31,467.97                  0.01
 6.001- 6.500                             8                1,549,748.39                  0.40
 6.501- 7.000                            21                2,630,756.74                  0.68
 7.001- 7.500                            40                4,404,278.83                  1.14
 7.501- 8.000                           142               18,078,233.51                  4.70
 8.001- 8.500                           215               27,520,310.63                  7.15
 8.501- 9.000                           478               55,786,621.59                 14.49
 9.001- 9.500                           439               46,338,522.99                 12.04
 9.501-10.000                           648               66,424,487.88                 17.26
10.001-10.500                           529               50,128,234.55                 13.02
10.501-11.000                           466               37,553,943.86                  9.76
11.001-11.500                           275               21,711,161.55                  5.64
11.501-12.000                           229               17,982,822.35                  4.67
12.001-12.500                           137                9,608,325.26                  2.50
12.501-13.000                           126                9,102,639.36                  2.36
13.001-13.500                            99                7,836,943.49                  2.04
13.501-14.000                            61                3,816,196.00                  0.99
14.001-14.500                            34                2,394,972.17                  0.62
14.501-15.000                            15                1,140,301.10                  0.30
15.001-15.500                             6                  314,194.36                  0.08
15.501-16.000                             1                   16,250.00                  0.00
TOTAL                                 3,974             $384,923,170.95                100.00%


                             ADJUSTABLE RATE GROUP

                       ORIGINATORS OF THE MORTGAGE LOANS

                                                       AGGREGATE UNPAID        PERCENTAGE OF
                                     NUMBER OF             PRINCIPAL             AGGREGATE
ORIGINATOR                         MORTGAGE LOANS           BALANCE          PRINCIPAL BALANCE
Affiliated:
    Retail                              172             $ 19,612,582.88                  5.10%
    Broker Network                    2,741              244,230,009.68                 63.45
Unaffiliated                          1,061              121,080,578.39                 31.46
TOTAL                                 3,974             $384,923,170.95                100.00%

                              ADJUSTABLE RATE GROUP

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                 AGGREGATE UNPAID        PERCENTAGE OF
                               NUMBER OF             PRINCIPAL             AGGREGATE
STATE                        MORTGAGE LOANS           BALANCE          PRINCIPAL BALANCE
California                           379          $ 57,953,382.30                 15.06%
Florida                              550            47,044,990.81                 12.22
Washington                           142            19,045,664.32                  4.95
Connecticut                          170            18,564,603.86                  4.82
Utah                                 151            17,926,733.00                  4.66
Hawaii                                98            17,448,221.81                  4.53
Maryland                             230            17,090,935.15                  4.44
Arizona                              160            16,946,273.56                  4.40
Texas                                187            16,158,204.08                  4.20
Oregon                               146            15,792,338.69                  4.10
Colorado                             141            14,460,599.24                  3.76
Ohio                                 164            11,298,700.38                  2.94
Michigan                             157            11,134,933.12                  2.89
Georgia                               91             9,591,541.60                  2.49
Illinois                             108             9,478,960.94                  2.46
Pennsylvania                         128             9,472,566.32                  2.46
New Jersey                            65             7,082,725.67                  1.84
Indiana                              121             6,762,552.00                  1.76
North Carolina                        77             5,582,422.73                  1.45
Louisiana                             71             5,059,651.61                  1.31
South Carolina                        84             5,046,882.64                  1.31
Minnesota                             52             4,977,603.47                  1.29
Nebraska                              65             4,513,689.77                  1.17
Missouri                              79             4,416,420.15                  1.15
Tennessee                             58             4,364,952.76                  1.13
New York                              24             3,256,341.95                  0.85
Massachusetts                         27             3,240,458.42                  0.84
District of Columbia                  39             3,146,027.12                  0.82
New Mexico                            27             2,970,354.54                  0.77
Wisconsin                             37             2,856,147.71                  0.74
Virginia                              22             2,376,520.96                  0.62
Nevada                                13             1,598,525.27                  0.42
Kentucky                              22             1,434,607.78                  0.37
New Hampshire                         10             1,215,729.93                  0.32
Idaho                                 11               939,970.89                  0.24
Rhode Island                          12               923,777.30                  0.24
Kansas                                16               793,956.80                  0.21
Mississippi                            6               652,644.57                  0.17
Delaware                               4               634,317.97                  0.16
Oklahoma                               6               467,172.27                  0.12
West Virginia                          8               442,308.66                  0.11
Iowa                                   9               433,236.29                  0.11
Maine                                  2                98,486.08                  0.03
Wyoming                                2                87,917.54                  0.02
Arkansas                               1                53,000.00                  0.01
South Dakota                           1                46,150.00                  0.01
Montana                                1                39,968.92                  0.01
TOTAL                              3,974          $384,923,170.95                100.00%

Item 7. Financial Statements: Pro Forma Financial Information and Exhibits.

               (a)    Not applicable.

               (b)    Not applicable.

               (c)    Exhibits:

               1.1 Underwriting Agreement, dated December 8, 1997, between Aames Capital Corporation, as Sponsor, and Lehman Brothers Inc., as Representative of the several Underwriters named in Schedule I to the Pricing Agreement.

               1.2 Pricing Agreement, dated December 8, 1997, between Aames Capital Corporation, as Sponsor, and Lehman Brothers Inc., as Representative of the several Underwriters named in Schedule I thereto.

               4.1 Pooling and Servicing Agreement, dated as of December 1, 1997, between Aames Capital Corporation, as Seller and Servicer, and Bankers Trust Company of California, N.A., as Trustee.

               4.2 Financial Guaranty Insurance Policy issued by the Financial Guaranty Insurer, Financial Security Assurance Inc.

               5.1 Opinion of O'Melveny & Myers LLP regarding the legality of the securities (Asset-Backed Certificates).

               5.2 Opinion of O'Melveny & Myers LLP regarding the legality of the securities (Bonds).

               8.1 Opinion of O'Melveny & Myers LLP as to certain tax matters.

              10.1 Subsequent Transfer Agreement, dated as of December 19,
1997, between Aames Capital Corporation, as Seller, and Bankers Trust Company of California, N.A., as Trustee.

              23.1 Consent of O'Melveny & Myers LLP (included in Exhibits 5.1,
5.2 and 8.1).

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has dully caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AAMES CAPITAL CORPORATION


                                     By: /s/ Mark E. Elbaum
                                        -------------------------------
                                            Mark E. Elbaum
                                            Senior Vice President - Finance


Dated:  January 27, 1998

                                  EXHIBIT INDEX



Exhibit No.     Description of Exhibit
-----------     ----------------------

 1.1 Underwriting Agreement, dated December 8, 1997, between Aames Capital Corporation, as Sponsor, and Lehman Brothers Inc., as Representative of the several Underwriters named in Schedule I to the Pricing Agreement.

 1.2 Pricing Agreement, dated December 8, 1997, between Aames Capital Corporation, as Sponsor, and Lehman Brothers Inc., as Representative of the several Underwriters named in Schedule I thereto.

 4.1 Pooling and Servicing Agreement, dated as of December 1, 1997, between Aames Capital Corporation, as Seller and Servicer, and Bankers Trust Company of California, N.A., as Trustee.

 4.2 Financial Guaranty Insurance Policy issued by the Financial Guaranty Insurer, Financial Security Assurance Inc.

 5.1 Opinion of O'Melveny & Myers LLP regarding the legality of the securities (Asset-Backed Certificates).

 5.2 Opinion of O'Melveny & Myers LLP regarding the legality of the securities (Bonds).

 8.1            Opinion of O'Melveny & Myers LLP as to certain tax matters.

10.1 Subsequent Transfer Agreement, dated as of December 19, 1997, between Aames Capital Corporation, as Seller, and Bankers Trust Company of California, N.A., as Trustee.

23.1 Consent of O'Melveny & Myers LLP (included in Exhibits 5.1, 5.2 and 8.1).